A DECADE OF DELIVERY 2012 Marks AVEO’s Ten Year Anniversary NASDAQ: AVEO Exhibit 99.1

This presentation contains forward-looking statements that involve substantial risks and uncertainties, including among other things, statements about:
-our planned development, commercialization and manufacturing plans, timelines and strategies for tivozanib;
-the potential therapeutic advantages and benefits of our product candidates;
-the timing and results of our ongoing and planned preclinical studies and clinical trials;
-the potential benefits of our strategic partnership agreements, our ability to achieve additional payments under these arrangements and our ability to enter into additional arrangements;
-our plans to leverage our Human Response Platform™
to inform clinical development;
-our intellectual property position and strategies;
-the expected RCC market and potential of tivozanib to enter this market;
-our projections with respect to our achievement of corporate milestones, including our anticipated plans for success in the oncology markets; and
-AVEO having sufficient capital to fund its operations beyond 2012 and AVEO's estimates for its 2011 expected year-end cash balance.
Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of important factors, including risks and uncertainties inherent in pharmaceutical  research and development, such as our ability to successfully develop, test and gain approval of our product candidates, including tivozanib; our ability to obtain, maintain and enforce intellectual property rights; competition; our dependence on our alliance partners and other third parties; our ability to obtain any necessary financing; adverse economic conditions; and those risk factors discussed in the “Risk Factors” and elsewhere in our most recent Form 10-K and other periodic filings made with the Securities and Exchange
Commission. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, performance or achievements. The forward-looking statements you see or hear during this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-
looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.
Cautionary Note Regarding Forward-Looking Statements

Transformative Step Towards Achieving AVEO Vision 3 Our Vision: Build a sustainable, fully integrated company to advance oncology care with next generation products

CLINICAL ACTIVITIES
AND PIPELINE DEALS
HRP AND HRP DEALS
MERGER OF HRP &
PRODUCTS/CLINICAL
PROGRAMS
SERIES A SERIES B SERIES C SERIES D SUCCESSFUL IPO PIPE   FOLLOW-ON
TIVOZANIB PH 2 RCC
STUDY INITIATED
FICLATUZUMAB PH 1
INITIATED
AVEO REGAINS
RIGHTS TO
FICLATUZUMAB
TIVO-1
INITIATED
FICLATUZUMAB
PH 2 NSCLC INITIATED
BATON-RCC
BATON-CRC
2002-2012: A Decade of Delivery
2002 | | | | |  2012

TIVOZANIB 5 Potent, Selective and Continuous Inhibitor of All Three VEGF Receptors

TIVO-1: Pivotal Superiority Study in 1 st -Line RCC
6
STUDY DESIGN
Patient Eligibility
• Advanced RCC
• Confirmed clear-cell type
• Prior nephrectomy
• No prior VEGF/mTOR tx
• ECOG PS 0-1
RANDOMIZE
TIVOZANIB
(n=260)
SORAFENIB
(n=257)
•
Well-controlled study for registration in first-line RCC
» Central, blinded, independent review of CT scans every 8 wks
» Continuation of treatment until disease progression verified by independent radiologist
•
Patients randomized to sorafenib with confirmed disease progression eligible to join separate study to crossover to tivozanib

TIVO-1 Top-Line: Statistically Significant Superiority 7 Efficacy 7

Current Landscape: Treatment Naïve RCC Patients
1. Votrient PI.
2. Sutent PI.
3. Motzer, et al. 2011 ASCO GU Symposium, Abstract 308. Standard dose (4/2), novel dose (continuous).
4. AVEO and Astellas Pharma Inc., TIVO-1 top-line data announced Jan. 3, 2012.
Phase 3 Study

11.1 months
Phase 3 Study

11 months
Standard Dose
3
9.9 months
Novel Dose

7.1 months
TIVO-1

9.1 months
Pazopanib
Sunitinib
Sorafenib

TIVO-1 Top-Line: Statistically Significant Superiority

Tivozanib: Potential Standard of Care in First-Line RCC
RCC market valued at $2B WW
1
Despite advances, unmet medical need persists
2
Insufficient Efficacy
•
Dose reductions or interruption
of current therapies
due to patient intolerability
is major
limitation²
•
Many patients cannot tolerate
current therapies for long periods
of time, impacting QoL and
potential to achieve maximal
efficacy
2
•
Low remission rates for
patients with Stage IV
disease reflects fact
that response rates
of current therapies are
insufficient
2
1.  Wolters Kluwer and IMS Health
2.  Campbell Alliance interviews with 7 KOLs.  Aug, 8 through Aug. 12, 2011.

Preparing for Tivozanib Registration & Launch in RCC
Prepare NDA and
MAA submissions
Investing in North American
commercial infrastructure
•AVEO
to lead commercialization in
N.A.; will hold NDA and book sales
•Astellas
to provide 50% of
sales reps and MSLs
Launch tivozanib in
advanced RCC
1
Leveraging Astellas EU
market presence
•Astellas
to lead commercialization in
EU; will hold MAA and book sales
•AVEO
to provide 50% of MSLs in EU

1.  Contingent upon FDA and EMA approvals

Our Total Approach to Patient Access Disease Management Efficacy Tolerability Support Advocacy Predictive Biomarkers

Human Response Platform™: Insights into Cancer Biology

U.S. Patent No. 6,639,121 Issued in 2003
• Discovery and
validation of
functionally
relevant targets
• Maturing pipeline
of novel functional
antibodies
• Biomarker-driven
identification of
responsive patient
populations
• Genetic signatures
of tumors informs
rational choice of
drug combinations
• Biomarker data
provides
opportunity to
optimize benefits in
selected patients
• Supports pricing
and reimbursement

HRP Biomarker Strategy for Tivozanib
•
Initiated Jan. 2011 as exploratory Ph 2 biomarker study in pts w/ RCC
•
Evaluate biomarkers in blood and archived tissue samples for correlation with tivozanib clinical activity and/or drug-related toxicity
•
Initiated Ph 2 study Nov. 2011 as first-line therapy in pts w/ mCRC
•
Evaluate PFS of tivozanib + mFOLFOX6 vs. Avastin + mFOLFOX6
•
Assess biomarker relationships that may predict response

TIVOZANIB
Triple VEGF Receptor Inhibitor
TIVO-1
BATON-RCC
BATON-CRC
RCC  + Torisel®
GI cancers + FOLFOX6
Breast cancer + Taxol®
Breast and colorectal cancers + Xeloda®
PRECLINICAL  PHASE 1                      PHASE 2                   PHASE 3              PRE-NDA
Expanding Beyond RCC
*Aveo and Astellas Pharma Inc. have a worldwide agreement to co-develop and commercialize tivozanib outside of Asia

FICLATUZUMAB Wholly owned HGF inhibitory antibody in Phase 2 development Hepatocyte growth factor (HGF) is sole ligand for c-MET receptor 16

Ficlatuzumab Targets Important HGF/c-Met Pathway
•
HGF / c-Met pathway plays important role in
several cancers
–
Including lung, H&N and gastric cancers
–
Associated with aggressive growth, invasion, metastasis,
and poor prognosis
•
AVEO’s HRP provides insights into role of HGF /
c-Met pathway in many tumors
–
Proprietary models allow for exploration of activity in
different genetic backgrounds (e.g., EGFR status and c-
Met level)

Ficlatuzumab Phase 2 in First-Line NSCLC
18
STUDY DESIGN
RANDOMIZE
FICLATUZUMAB
+ IRESSA
IRESSA
Patient Eligibility
• Advanced or metastatic stage
3b/4 NSCLC
• Asian population
• No prior chemotherapy
• Adenocarcinoma
• Non- or light ex-smoker
• ECOG PS 0-2
•
Primary endpoints: PFS and Response
•
Enrollment completed May 2011 (n=188 patients in Asia)
•
Biomarker based outcome
»
EGFR mutation +/- and c-Met level low/high
•
Large scale manufacturing in place with Boehringer Ingelheim
•
Data expected in 2012

AV-203 Anti-ErbB3 Monoclonal Antibody with Broad Therapeutic Potential 19

•
ErbB3 widely expressed in several cancers;
overexpression associated with poor prognosis
»
Including, breast, H&N, lung and prostate cancers
•
AVEO’s HRP provides insights into role of ErbB3
in many tumors
»
AV-203 inhibits ErbB3 function and tumor growth
in different genetic contexts in a broad range of tumor
models
»
Identified potential biomarkers of AV-203 response; to
be validated in upcoming clinical trials
AV-203: First in Human Study in 2012

= FOUNDATION FOR BIOMARKER CLINICAL STATEGIES
*Aveo and Astellas Pharma Inc. have a worldwide agreement to co-develop and commercialize tivozanib outside of Asia
**Anti-ErbB3 program is strategically partnered with Biogen Idec
Building A Sustainable Pipeline

Anti-ErbB3 Program
Solid Tumors
TIVOZANIB
Triple VEGF Receptor Inhibitor
TIVO-1
BATON-RCC
BATON-CRC
RCC  + Torisel®
GI cancers + FOLFOX6
Breast cancer + Taxol®
Breast and colorectal cancers + Xeloda®
PRECLINICAL  PHASE 1                      PHASE 2                   PHASE 3              PRE-NDA
FICLATUZUMAB
Anti-HGF/c-MET Pathway
NSCLC + Iressa®
Solid Tumors + Tarceva®
AV-203
PRECLINICAL  PHASE 1                      PHASE 2                   PHASE 3              PRE-NDA
PRECLINICAL  PHASE 1                      PHASE 2                   PHASE 3              PRE-NDA

2002 | | | | |  2012
$16M
SERIES A
$44M
SERIES B
$12 M
SERIES C
$53 M
SERIES D
$90 M
IPO
$60 M
PIPE
$111 M
FOLLOW-ON
Strong Financial Resources
•
Expect to exit 2011 with ~$275M in cash and securities
•
Sufficient capital to fund operations beyond 2012
»
Expand tivozanib clinical development & increase
pre-commercial activities
»
Invest in ficlatuzumab development
»
Advance antibody pipeline
•
Dual sources of capital
»
Capital markets
»
Corporate partnerships
Unaudited 2011 financial results  as of 12/31/11

2011 Key Accomplishments
•
Established $1.3B+ Astellas partnership*
•
Initiated BATON-RCC
•
Initiated BATON-CRC
•
Completed top-line analysis of TIVO-1
•
Completed Phase 2 enrollment
•
Presented Phase 1 data at ASCO 2011
•
Secured manufacturing agreement with Boehringer Ingelheim
•
Established $550M+ RON antibody deal with J&J*
•
Completed $111M financing
TIVOZANIB
FICLATUZUMAB
CORPORATE

* Deal amounts reflect upfront payments and potential milestones

Key Priorities for 2012
•
Submit NDA in 3Q in advanced RCC
•
Submit MAA following NDA
•
Submit detailed findings from TIVO-1 to ASCO
•
Expand clinical development into breast cancer
•
Advance pre-launch activities
•
Complete Phase 2 study
•
Present Phase 2 results in 2H
•
Initiate Phase 1 study
TIVOZANIB
FICLATUZUMAB
AV-203

A Decade of Delivery: Pieces in Place… 25

…to Build A Sustainable Fully Integrated Oncology Company 26